UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2025
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2025 (the “Lease Commencement Date”), Hims, Inc. (“Hims”), a wholly-owned subsidiary of Hims & Hers Health, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Mendel New Albany Property Owner LLC (the “Landlord”) for the lease of approximately 352,012 square feet of space located at 9885 Innovation Campus Way, New Albany, Ohio (the “Premises”). The Company will use the Premises for office, research and development, laboratory, manufacturing, and pharmaceutical dispensing purposes

The Lease provides for an initial term of 15 years. Hims has two successive options to extend the term for five years each. Rent payments will commence on April 1, 2026 (the “Rent Commencement Date”).

The Lease provides for annual base rent of $5,984,204 for the first lease year (approximately $498,684 per month), subject to the abatement provisions described below. Annual base rent will increase by approximately 3.25% each year thereafter.

Annual base rent will be abated in its entirety from the Lease Commencement Date through the day immediately preceding the Rent Commencement Date, and a portion of annual base rent equal to $262,838.42 per month will be abated for the five-month period following the Rent Commencement Date.

In addition to the base rent, Hims is responsible for all operating expenses, including insurance and real estate taxes, with such charges to commence upon the Rent Commencement Date.

As security for its obligations under the Lease, Hims delivered a letter of credit issued by JPMorgan Chase Bank in the amount of $5,984,204.

On September 1, 2025, the Company executed a Guaranty of Lease (the “Guaranty”) whereby the Company will guarantee Hims’ obligations under the Lease.

The foregoing description of the Lease and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Lease and the Guaranty, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Lease, dated September 1, 2025, by and between Hims, Inc. and Mendel New Albany Property Owner LLC
10.2	Guaranty, dated September 1, 2025, by Hims & Hers Health, Inc. in favor of Mendel New Albany Property Owner LLC
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: September 5, 2025	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer